OFFICER'S CERTIFICATE

I, Joseph Fuda, President and Chief Executive Officer of Micromem Technologies Inc. (the "Company") certify that:

  I have reviewed the quarterly filings (as this term is defined in Multilateral Instrument 52-109 Certification of Disclosure in Issuer's Annual and Interim Filings) of the Company for the quarter ending July 31, 2004;

  based on my knowledge, the quarterly filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the quarterly filings; and

  based on my knowledge, the quarterly financial statements together with the other financial information included in the interim filings fairly represent in all material respects the financial condition, results of operations and cash flows of the Company, as of the date and for the period presented in the quarterly filings.

DATED: September 29, 2004

  "Joseph Fuda"
Joseph Fuda
Chief Executive Officer
Micromem Technologies Inc.

OFFICER'S CERTIFICATE

I, Dan Amadori, Chief Financial Officer of Micromem Technologies Inc. (the "Company") certify that:

  I have reviewed the quarterly filings (as this term is defined in Multilateral Instrument 52-109 Certification of Disclosure in Issuer's Annual and Interim Filings) of the Company for the quarter ending July 31, 2004;

  based on my knowledge, the quarterly filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the quarterly filings; and

  based on my knowledge, the quarterly financial statements together with the other financial information included in the interim filings fairly represent in all material respects the financial condition, results of operations and cash flows of the Company, as of the date and for the period presented in the quarterly filings.

DATED: September 29, 2004

  "Dan Amadori"
Dan Amadori
Chief Financial Officer
Micromem Technologies Inc.